UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 7, 2005
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code (713) 329-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 7, 2005, John R. Huff, our Chairman and Chief Executive Officer, will speak to investors and industry analysts at the 19th Annual Lehman’s CEO Energy/Power Conference in New York, NY. Interested parties may listen to the presentation and view the slides live over the Internet at http://customer.talkpoint.com/LEHM002/090605a_cs/default.asp?entity=Oceaneering. Mr. Huff is scheduled at 3:45 p.m. EDT, but the exact time may vary depending on how well previous speakers adhere to their time slots. An archived replay will be available for 30 days after the conference. A copy of the slides will be available for viewing using the Shareholder Information link at our website, www.oceaneering.com, by first visiting our Shareholder Information page and then choosing Company Presentations and Interviews.
Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements include:
•	our earnings outlook for 2005 and 2006;

•	our qualitative assessment Hurricane Katrina’s impact on our EPS guidance;

•	2005 estimates which assume an increase in Subsea Projects results in the second half of the year from Multiflex and our Grayloc acquisition and a higher ROV contribution from pricing increases and fleet expansion;

•	2006 estimates which assume continuation of the industry trends, a significant increase in Subsea Products profits, and further improvement in ROV business;

•	estimates of the non-GAAP measures Cash Flow from Operations and EBITDA;

•	the possibility of accretive acquisitions;

•	the possibility of repurchasing our own shares;

•	our existing assets can earn more;

•	the possibility of organic growth;

•	our strong cash flow;

•	increased subsea completions;

•	plans to grow our ROV fleet size, either organically or through acquisition;

•	increased demand for our OIE division’s Subsea Products; and

•	continued umbilical market demand growth in 2006.
These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:
•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the continued strength of the industry segments in which we are involved;

•	decisions about offshore developments to be made by oil and gas companies;

•	the highly competitive nature of our businesses;

•	our future financial performance, including availability, terms and deployment of capital;

•	the continued availability of qualified personnel;

•	operating risks normally incident to offshore exploration, development and production operations;

•	changes in, or our ability to comply with, government regulations, including those relating to the environment;

•	rapid technological changes; and

•	social, political and economic situations in foreign countries where we do business and the possibilities of war, other armed conflicts or terrorist attacks.
Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.
We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ JOHN L. ZACHARY	Date: September 7, 2005

John L. Zachary
Controller
(Principal Accounting Officer)